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                                                                   Exhibit 10.25
                                                                   -------------

                               AMENDMENT NO. 10
                   TO SHAREHOLDERS' AGREEMENT OF KIRIN-AMGEN


     AMENDMENT NO. 10 (this "Amendment") made effective as of March 1, 1996 (the "Effective Date") to the Shareholders' Agreement of Kirin-Amgen dated May 11, 1984 (as amended, the "Shareholders' Agreement") among Kirin Brewery Co., Ltd., a Japanese corporation with principal offices located at 10-1, Shinkawa 2-chome, Chuo-ku, Tokyo, 104, Japan ("Kirin"), Amgen Inc. , a Delaware corporation with principal offices located at Amgen Center, Thousand Oaks, California 91320 ("Amgen") and Kirin-Amgen, Inc., a Delaware corporation with principal offices located at c/o Amgen Europe AG, Grabenhof, 6010 Kirens, Switzerland ("Kirin-Amgen").

                                   RECITALS

     WHEREAS, Amgen has discovered a novel growth factor that has erythropoiesis stimulating activity ("NM321" as further defined in the NM321 Technology Transfer Agreement effective as of March 1, 1996 among Kirin, Amgen, and Kirin-Amgen, the "Technology Agreement").

     WHEREAS, Kirin and Amgen believe that NM321 may have important human therapeutic uses and its discovery and development for future sale represents a significant commercial opportunity.

     WHEREAS, Kirin-Amgen wishes to obtain rights to develop and commercialize products based on NM321.

     WHEREAS, Kirin and Amgen now wish to add NM321 to their existing relationship.

     NOW THEREFORE, in consideration of the mutual covenants expressed herein and other good and valuable consideration, the parties agree as follows:

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1.   NM321 RESEARCH AND DEVELOPMENT:
     ------------------------------

     1.01 Research and Development Project. Kirin and Amgen will commence the
          --------------------------------
joint development of NM321 as set forth in the Research, Development and Technology Disclosure Agreement: NM321, effective as of March 1, 1996 among Kirin, Amgen and Kirin-Amgen (the "Research Agreement"). Kirin and Amgen shall each transfer and assign, perpetually and irrevocably, to Kirin-Amgen all right, title and interest in and to all NM321 technology developed by such party in connection with the Research and Development Project ("Research Project Technology").

     1.02 Funding. Kirin-Amgen will fund all aspects of the joint development of
          -------
NM321 by Kirin and Amgen, except for the costs for human clinical testing of NM321 outside of the U.S. and Japan, as set forth in the Research Agreement.

2.   ASSIGNMENTS. LICENSES AND CONSIDERATION.
     ---------------------------------------

     2.01 Assignments to Kirin-Amgen.
          --------------------------

           (a) Kirin. It is agreed that Kirin will transfer and assign to
               -----
     Kirin-Amgen, perpetually and irrevocably, all of its right, title and interest in and to the Kirin NM321 Technology (as defined in the Technology Agreement) and Kirin's interest in the Research Project Technology (as defined in the Technology Agreement), as of the Effective Date hereof. In consideration for such assignment, Kirin-Amgen will fund Kirin's future research and development activities as provided in the Research Agreement.

           (b) Amgen. It is agreed that Amgen will transfer and assign to
               -----
     Kirin-Amgen, perpetually and irrevocably, all of its right, title and interest in and to the Amgen NM321 Technology (as defined in the Technology Agreement) and Amgen's interest in the Research Project Technology (as defined in the Technology Agreement), as of the Effective Date hereof. In consideration for such assignment,

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     Kirin-Amgen will fund Amgen's future research and development activities as provided in the Research Agreement.

     2.02 Consideration to Amgen. In consideration for the   assignment
          ----------------------
granted by Amgen to Kirin-Amgen to the Amgen NM321 Technology, Kirin-Amgen will pay to Amgen one million U.S. dollars (US $1,000,000) within thirty (30) days of the complete execution of this Amendment.

           2.03 Licenses to Kirin-Amgen.
                -----------------------

           (a) Kirin. It is agreed that Kirin will grant to Kirin-Amgen an
               -----
     exclusive worldwide royalty free license to the Kirin Core Technology (as defined in the Technology Agreement) in the Field of Activity (as defined in the Technology Agreement), as of the Effective Date hereof.

           (b) Amgen. It is agreed that Amgen will grant to Kirin-Amgen an
               -----
     exclusive worldwide royalty free license to the Amgen Core Technology (as defined in the Technology Agreement) in the Field of Activity (as defined in the Technology Agreement), as of the Effective Date hereof.

     2.04 Milestone Payments. In further consideration for Amgen's assignment of
          ------------------
Amgen NM321 Technology and Research Project Technology to Kirin-Amgen, Kirin-Amgen will pay to Amgen progress payments upon the achievement of specified milestones. The sum total for all of the progress payments will be $19,000,000 plus an amount equal to Amgen's actual research and development costs for the period from March 1, 1996 through December 31, 1996, which are reimbursable pursuant to the Research Agreement, and shall be payable as set forth in the Technology Agreement.

     2.05 Licenses to Kirin. It is agreed that Kirin-Amgen will grant to Kirin
          -----------------
an exclusive license to the NM321 Technology (as defined in the Technology Agreement), Kirin Core Technology and Amgen Core Technology in the Kirin Core Territory (as defined in the NM321 License Agreement effective as of March 1, 1996 between Kirin and Kirin-Amgen).

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     2.06 Royalties from Kirin.
          --------------------

          (a) In exchange for the license to Kirin in the Kirin Core Territory, Kirin will pay to Kirin-Amgen a royalty equal to five percent (5%) of the Sales Value of NM321 Products (as defined in the Technology Agreement) sold by or on behalf of Kirin in the Kirin Core Territory.

          (b) In the event it is necessary for Kirin to pay a royalty to a third party for making, using, or selling an NM321 Product in a country in the Kirin Core Territory, the royalty Kirin pays to Kirin-Amgen in such country will be reduced by fifty percent (50%) of the third party royalty, provided, however, in no event will Kirin's royalties in any country be reduced to less than three percent (3%) by reason of third party royalty reduction.

          (c) In any case, Kirin's royalty obligation to Kirin-Amgen shall be reduced to two percent (2%) only with respect to the aggregate cumulative Sales Value of NM321 Products above Five Hundred Million US. Dollars (US $500,000,000).

     2.07 Licenses to Amgen. It is agreed that Kirin-Amgen will grant to Amgen
          -----------------
an exclusive license to the NM321 Technology, Kirin Core Technology and Amgen Core Technology in the Amgen Core Territory, the Amgen Additional Territory, and the Amgen Option Territory (as defined in the NM321 License Agreement effective as of March 1, 1996 between Amgen and Kirin-Amgen; collectively, the "Amgen Territory").

     2.08 Royalties from Amgen.
          --------------------

          (a) In exchange for the license to Amgen in the Amgen Core Territory, Amgen will pay to Kirin-Amgen a royalty equal to three percent (3%) of the Sales Value of NM321 Products sold by or on behalf of Amgen in the Amgen Core Territory. Amgen's royalty obligation to Kirin- Amgen in the Amgen Core Territory shall be reduced to two percent (2%) only with respect to the aggregate cumulative Sales Value of NM321 sold by or on behalf of Amgen in the Amgen Core Territory above five hundred million U.S. dollars (US $500,000,000).

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           (b) In exchange for the license to Amgen in the Amgen Additional
     Territory, Amgen will pay to Kirin-Amgen a royalty equal to two percent (2%) of the Sales Value of NM321 Products sold by or on behalf of Amgen in the Amgen Additional Territory.

           (c) In exchange for the license to Amgen in the Amgen Option Territory, Amgen will pay to Kirin-Amgen a royalty equal to:

                 (i) five percent (5%) of the Sales Value of NM321 Products sold by or on behalf of Amgen in countries in the Amgen Option Territory that are not signatories to the North American Free Trade Agreement (NAFTA); and

                 (ii) two percent (2%) of the Sales Value of NM321 Products sold by or on behalf of Amgen in countries in the Amgen Option Territory that are signatories to the North American Free Trade Agreement (NAFTA).

           (d) In the event it is necessary for Amgen to pay a royalty to a third party for making, using, or selling an NM321 Product in any country in the Amgen Territory, the royalty Amgen pays to Kirin-Amgen in such country will be reduced by fifty percent (50%) of the third party royalty, provided, however, in no event will Amgen's royalties in any country be
     --------  -------
     reduced to less than two percent (2%) by reason of third party royalty reduction.

     2.09 Other Licenses.
          --------------

           (a) Kirin-Amgen Territory. Kirin-Amgen will retain the rights to the
               ---------------------
     NM321 Technology, Kirin Core Technology and Amgen Core Technology in the Kirin-Amgen Territory. Kirin-Amgen may license the rights to the NM321 Technology, and sublicense the rights to Kirin Core Technology and Amgen Core Technology to Kirin, Amgen or a third party in such part or parts of the Kirin-Amgen Territory as Kirin-Amgen shall elect. Notwithstanding the foregoing, in no event will Kirin-Amgen sublicense the Kirin Core Technology or Amgen Core Technology to a third party without the consent of Kirin or Amgen, respectively. The goal of any license or sublicense by Kirin-Amgen of

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the NM321 Technology, Amgen Core Technology and/or Kirin Core Technology in the
Kirin-Amgen Territory shall be the simultaneous worldwide utilization of the NM321 Technology.

     (b) Kirin Core Territory and Amgen Territory. In the event either Kirin or
         ----------------------------------------
Amgen do not elect to commercialize NM321 Products in any country in their respective territories, they will notify Kirin-Amgen in writing and upon such notice the licenses to the NM321 Technology, and the sublicenses to Kirin Core Technology and Amgen Core Technology granted by Kirin-Amgen to Kirin or Amgen, as the case may be, in such country will terminate. Upon such termination, Kirin with respect to countries in the Amgen Territory in which Amgen has not elected to develop NM321 Products and Amgen with respect to countries in the Kirin Core Territory in which Kirin has not elected to develop NM321 Products, will have the option in their sole discretion on a country by country basis to elect to develop NM321 Products in such country or countries upon such terms and conditions as Kirin-Amgen shall determine. In the event Kirin or Amgen shall not so elect, Kirin-Amgen may license the NM321 Technology, and sublicense Kirin Core Technology and Amgen Core Technology to third parties in such country or countries. Notwithstanding the foregoing, in no event will Kirin-Amgen sublicense the Kirin Core Technology or Amgen Core Technology to a third party without the consent of Kirin or Amgen, respectively.

3.   PATENTS.
     -------

     3.01 Filing, Prosecution and Maintenance.
          -----------------------------------

           (a) Amgen Core Territory. Amgen will file and prosecute the patent
               --------------------
     applications and applications for trademarks and copyright registration, and maintain resultant patents, trademarks and copyrights, included within the NM321 Technology in the Amgen Core Territory. The associated costs and expenses will be borne by Amgen.

           (b) Amgen Additional Territory and Amgen Option Territory. Kirin-
               -----------------------------------------------------
     Amgen will file and prosecute the patent applications and applications for trademarks and copyright registration, and maintain resultant patents, trademarks and copyrights, included

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     within the NM321 Technology in the Amgen Additional Territory and Amgen
     Option Territory. The associated costs and expenses will be borne by Kirin-Amgen.

           (c) Kirin Core Territory. Kirin will file and prosecute the patent
               --------------------
     applications and applications for trademarks and copyright registration, and maintain resultant patents, trademarks and copyrights, included within the NM321 Technology in the Kirin Core Territory . The associated costs and expenses will be borne by Kirin.

           (d) Kirin-Amgen Territory. Kirin-Amgen will file and prosecute the
               ---------------------
     patent applications and applications for trademarks and copyright registration, and maintain resultant patents, trademarks and copyrights, included within the NM321 Technology in the Kirin-Amgen Territory. The associated costs and expenses will be borne by Kirin-Amgen.

           (e) Core Technology. Kirin will file and prosecute the patent
               ---------------
     applications and applications for trademarks and copyright registration, and maintain resultant patents, trademarks and copyrights, included within the Kirin Core Technology worldwide. Kirin shall bear all costs and expenses associated therewith. Amgen will file and prosecute the patent applications and applications for trademarks and copyright registration, and maintain resultant patents, trademarks and copyrights, included within the Amgen Core Technology worldwide. Amgen shall bear all costs and expenses associated therewith.

     3.02 Enforcement.
          -----------

           (a) Amgen Territory. Amgen will have the first right, but not the
               ---------------
     obligation, to enforce the technology included within NM321 Technology within the Amgen Territory, and payment of the associated costs and expenses will be borne as agreed between Amgen and Kirin-Amgen on a case by case basis.

           (b) Kirin Core Territory. Kirin will have the first right, but not
               --------------------
     the obligation, to enforce the technology included within NM321 Technology within the Kirin Core Territory, and payment of the

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     associated costs and expenses will be borne as agreed between Kirin and
     Kirin-Amgen on a case by case basis.

           (c) Kirin-Amgen Territory. Kirin-Amgen will have the first right, but
               ---------------------
     not the obligation, to enforce the technology included within NM321 Technology within the Kirin-Amgen Territory, and payment of the associated costs and expenses will be borne by Kirin-Amgen.

           (d) Core Technology. The responsibility for enforcement of the
               ---------------
     technology included within Kirin Core Technology worldwide will be borne by Kirin. Kirin shall bear all costs and expenses associated therewith. The responsibility for enforcement of the technology included within Amgen Core Technology worldwide will be borne by Amgen. Amgen shall bear all costs and expenses associated therewith.

     3.03 Defense of NM321 Patents. Kirin-Amgen will be responsible for and
          ------------------------
control the defenses of patents and patent applications included within the
NM321 Technology and bear all costs and expenses associated therewith, provided,
                                                                       --------
however, Amgen and Kirin each will be responsible for and control the defenses
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of patents and patent applications included within the NM321 Technology and bear all costs and expenses associated therewith in Amgen Core Territory and Kirin Core Territory, respectively. As used in this Section 3.03, "defenses" shall include without limitation those involved in oppositions, interferences, revocation actions, and nullity actions.

     3.04 Defense in Actions Based on Third Party Patent Infringement.
          -----------------------------------------------------------

           (a) Amgen Territory. Amgen will defend any suit or action claiming
               ---------------
     infringement of any third party patent right through the making, having made, using, selling or having sold NM321 Products in the Amgen Territory. Kirin-Amgen shall bear all costs and expenses associated therewith.

           (b) Kirin Core Territory. Kirin will defend any suit or action
               --------------------
     claiming infringement of any third party patent right through the

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     making, having made, using, selling or having sold NM321 Products in the
     Kirin Core Territory. Kirin-Amgen shall bear all costs and expenses associated therewith.

           (c) Kirin-Amgen Territory. Kirin-Amgen will defend any suit or action
               ---------------------
     claiming infringement of any third party patent right through the making, having made, using, selling or having sold NM321 Products in the Kirin-Amgen Territory. Kirin-Amgen shall bear all costs and expenses associated therewith.

4.   CONSISTENCY WITH SHAREHOLDERS' AGREEMENT; RATIFICATION.
     ------------------------------------------------------

     4.01 Consistency. The rights and obligations of the parties with respect to
          -----------
this Amendment No. 10 as an expansion of Kirin-Amgen's business opportunities are otherwise consistent with the Shareholders' Agreement.

     4.02 Ratification. All of the terms and conditions of the Shareholders'
          ------------
Agreement as amended by this Amendment No. 10 are hereby ratified and confirmed in all respects.


5.   FURTHER INSTRUMENTS
     -------------------

     5.01 Further Instruments. Each party hereto agrees to perform any and all
          -------------------
further acts and execute and deliver any and all further instruments which may be reasonable or necessary to carry out the provisions of this Amendment No. 10 and to carry out this further business purpose of Kirin-Amgen.

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     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their duly authorized representatives in the manner legally binding upon them.

                                    Kirin Brewery Co., Ltd.

                                    By: /s/ Koichiro Aramaki
                                    Koichiro Aramaki Ph.D.
                                    Title: President, Pharmaceutical Div.

                                       November 28, 1996
                                    Date


                                    Amgen Inc.


                                    By: /s/ K. Sharer
                                           Kevin Sharer
                                    Title:

                                          December 9, 1996
                                    Date


                                    Kirin-Amgen, Inc.


                                    By: /s/ Daryl Hill
                                             Daryl Hill
                                    Title:

                                           December 9, 1996
                                    Date

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